UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2014

AMERICA GREENER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53757	20-8195637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 South Mulberry Street, Suite 113, Meza, AZ	85202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(480) 664-3650

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2014 Ms. Carrie Borgen was appointed Chief Financial Officer of America Greener Technologies, Inc. Prior to joining our company, Ms. Borgen was an independent consultant in Scottsdale, AZ where she provided executive level consulting services to healthcare and other clients focusing on enterprise-wide initiatives and resolving complex operational and financial issues. From 2004 until she sold the company in 2012, she was Chief Executive Officer of AADS Office Solutions, LLC, a Phoenix, AZ-based company which provided practice improvement consulting services and products to a variety of healthcare and government clients. Earlier in her career, Ms. Borgen was Western Regional Vice President and General Manager of Express Scripts, Phoenix, AZ (2001 until 2004), Chief Operating Officer of Paradigm Health Corporation, Walnut Creek, CA (1995 to 2001) and Vice President and CIO (Intergroup) of Intergroup/Foundation Health, Tucson, AZ (1991 to 1995). Ms. Borgen, a Certified Public Accountant, received an MBA from the University of Southern California.

As compensation for her services, we agreed to pay Ms. Borgen a salary of $12,000 per month. We also granted her options to purchase 300,000 shares of our common stock at an exercise price of $0.70 per share as additional consideration pursuant to the terms of our 2014 Equity Compensation Plan.

Item 7.01	Regulation FD Disclosure.

On October 1, 2014 we issued a press release announcing Ms. Borgen's appointment as Chief Financial Officer. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of America Greener Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 1, 2014
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA GREENER TECHNOLOGIES, INC.

Date: October 7, 2014	By: /s/ Michael C. Boyko
Michael C. Boyko, Chief Executive Officer and President
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